UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-21652

 Fiduciary/Claymore MLP Opportunity Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Amy J. Lee
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code:                   (630) 505-3700

Date of fiscal year end:  November 30

Date of reporting period: December 1, 2012 - November 30, 2013

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/FMO

... YOUR PIPELINE TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT

FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com/fmo, you will find:

•	Daily, weekly and monthly data on share prices, distributions, dividends and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Advisory Research, Inc. and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

November 30, 2013

DEAR SHAREHOLDER

We thank you for your investment in the Fiduciary/Claymore MLP Opportunity Fund (the “Fund”). This report covers the Fund’s performance for the annual fiscal period ended November 30, 2013.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions. Under normal market conditions, the Fund invests at least 80% of its managed assets in master limited partnerships (“MLPs”) and affiliates of MLPs that own primary interests in an MLP.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended November 30, 2013, the Fund provided a total return based on market price of 21.66% and a total return of 25.72% based on NAV. Past performance is not a guarantee of future results. The closing price of the Fund’s shares as of November 30, 2013, was $25.11, representing a 2.07% premium to the NAV of $24.60. On November 30, 2012, the Fund’s closing market price was $22.03, which represented a premium of 5.10% to the NAV of $20.96. The market value of the shares of closed-end funds fluctuates from time to time, and a fund’s market value may be higher or lower than its net asset value. NAV performance data reflects fees and expenses of the Fund.

The Fund paid quarterly distributions per common share of $0.3960 in February 2013, $0.4040 in May 2013, $0.4120 in August 2013 and $0.41406 in November 2013. The latest distribution represents an annualized distribution rate of 6.6% based on the Fund’s closing market price of $25.11 on November 30, 2013.

Advisory Research, Inc. (“ARI”) is the sub-adviser of the Fund and a wholly-owned subsidiary of Piper Jaffray Companies. Effective January 1, 2014, ARI discontinued the use of the name “FAMCO MLP.”

Guggenheim Funds Investment Advisors, LLC (“GFIA”) serves as the investment adviser to the Fund. GFIA is a subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm with more than $180 billion in assets under management.

Under the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. The Plan is described in detail on page 24 of this report. When shares trade at a discount to NAV, the Plan takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the Plan reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The Plan provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 4 of this report. You’ll find information on ARI’s investment philosophy, its views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/fmo.

Sincerely,

Donald C. Cacciapaglia
Chief Executive Officer
Fiduciary/Claymore MLP Opportunity Fund

December 31, 2013

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 3

QUESTIONS & ANSWERS	November 30, 2013

The Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) is managed by Advisory Research, Inc. (“ARI”), a wholly owned subsidiary of Piper Jaffray Companies. In the following interview, Portfolio Managers James J. Cunnane, Jr., CFA, and Quinn T. Kiley discuss the Fund’s performance for the annual fiscal period ended November 30, 2013.

Describe the Fund’s objective and investment strategy.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value (“NAV”) of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of primarily publicly traded securities of master limited partnerships (“MLPs”) and related entities. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities.

The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will consist of return of capital. If this expectation is not realized, the Fund will have a larger corporate income tax expense sooner than expected, which will result in less cash available to distribute to common shareholders. Moreover, although MLP distributions that are treated as returns of capital are generally not taxable to the Fund to that extent, returns of capital reduce the Fund’s tax basis in its investments, resulting in potential increased gains (or decreased losses) upon dispositions of the investments. While the Fund will generally seek to maximize the portion of the Fund’s distribution to common shareholders that will consist of return of capital, no assurance can be given in this regard.

Under normal market conditions, the Fund invests at least 80% of its managed assets in MLPs and affiliates of MLPs that own primary interests in an MLP (collectively “MLP entities”) and at least 65% in equity securities of MLP entities. A substantial portion of the MLP entities in which the Fund invests are engaged primarily in the energy, natural resources and real estate sectors of the economy. The Fund may invest up to 40% of its managed assets in unregistered or otherwise restricted securities, including up to 20% of its managed assets in securities issued by non-public companies. The Fund may invest a total of up to 25% of its managed assets in debt securities of MLP entities and non-MLP entity issuers, including securities rated below investment grade. The Fund may also invest in common stock of large capitalization companies, including companies engaged primarily in such sectors. To seek to generate current gains, the Fund may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund’s portfolio.

The Fund is authorized to implement hedging strategies. ARI, on behalf of the Fund, may determine from time to time whether and when to implement hedging strategies. In particular, ARI may seek to protect the Fund against significant drops in market prices of MLPs when valuation models indicate that the MLP asset class may be overvalued, after considering the cost of hedging. In such circumstances, the Fund may implement hedging techniques such as purchasing put options on a portion of its portfolio. This strategy may enable the Fund to participate in potential price appreciation while providing some protection against falling prices, although it will also cause the Fund to incur the expense of acquiring the put options. There were no put options in place as of November 30, 2013.

How would you describe the master limited partnership market over the 12-month period ended November 30, 2013?

For the 12 months ended November 30, 2013, MLPs, as measured by the Alerian MLP Index (the “Index”), returned 21.61%, compared with a return of 30.30% for the Standard & Poor’s (“S&P”) 500 Index, which is generally regarded as a good indicator of the broad U.S. stock market.

The twelve month period began amid significant uncertainty surrounding the resolution of the year end “fiscal cliff.” In addition to broader market concerns, there was a concern that MLPs’ tax-advantaged status might be eliminated as part of a broad tax reform plan designed to raise additional revenues. The market environment shifted materially once Congress addressed the “fiscal cliff” on New Year’s Day 2013. Coupled with a continuing investor appetite for yield, MLPs reversed course and rallied over 21% during the twelve months ended November 30, 2013. This rally was heavily front-weighted, and though generally positive, investors have experienced volatility as monetary and fiscal questions remain unanswered.

How did the Fund perform in this market environment?

All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. For the 12-month period ended November 30, 2013, the Fund provided a total return based on market price of 21.66% and a total return of 25.72% based on NAV. Past performance is not a guarantee of future results. The market value of the shares of closed-end funds fluctuates from time to time, and a fund’s market value may be higher or lower than its net asset value. The closing price of the Fund’s shares as of November 30, 2013, was $25.11, representing a 2.07% premium to the NAV of $24.60. On November 30, 2012, the Fund’s closing market price was $22.03, which represented a premium of 5.10% to the NAV of $20.96.

4 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

QUESTIONS & ANSWERS continued	November 30, 2013

It is important to remember that the Fund is a taxable entity—meaning it recognizes either a deferred tax liability on unrealized portfolio gains or a deferred tax benefit on realized and unrealized portfolio losses, and a current tax expense on realized portfolio gains or a current tax benefit on realized portfolio losses. This accounting treatment of the tax impact of gains and losses in the portfolio is intended to ensure that the Fund’s NAV reflects the net after-tax value of the Fund’s portfolio. As of November 30, 2013, the Fund’s NAV included a net deferred tax liability of $228.5 million, or $7.02 per share.

What were the Fund’s distributions?

The Fund paid quarterly distributions per common share of $0.3960 in February 2013, $0.4040 in May 2013, $0.4120 in August 2013 and $0.41406 in November 2013. Total distributions paid for the year ended November 30, 2013 increased 8.7% when compared to the 2012 distributions.

The latest distribution represents an annualized distribution rate of 6.6% based on the Fund’s closing market price of $25.11 on November 30, 2013. As of November 30, 2013, the Fund had distributed $12.28661 per common share to its shareholders since the Fund’s inception in 2004. Approximately $7.53382 per common share or 61% of these distributions were considered non-dividend distributions, also known as return of capital, and $4.75279 per common share or 39% of these distributions were considered ordinary dividends for U.S. federal income tax purposes. For the year ended November 30, 2013, 93% of the distributions were considered qualified dividend income and 7% were considered return of capital for federal income tax purposes.

The Fund, ARI and Guggenheim Funds Investment Advisors, LLC do not provide tax advice. Investors should consult their tax advisor for further information.

How was the Fund’s portfolio positioned during the 12-month period ended November 30, 2013, and what has that meant for performance?

The Fund was fully invested, levered, and unhedged in a period of strong absolute returns. The Fund’s holdings continue to be much less concentrated in the largest MLPs than the Alerian MLP Index. The Index held 60.6% of its weight in its top ten holdings, compared with a 43.5% weight for the top ten holdings in the Fund’s portfolio. The Fund is less concentrated in these positions and, therefore, the portfolio’s market capitalization is lower than the Index. The Fund is large and manages risk partly by diversifying its holdings across market capitalization.

The Fund’s portfolio performance, prior to the impact of leverage and taxes, compared favorably to the Alerian MLP Index for the twelve months ended November 30, 2013. The Fund benefited from overweight investments in the Midstream Oil and Gathering & Processing sub-sectors, the top two performing sub-sectors for the period. Many MLPs operating in these sub-sectors have significant growth opportunities as a result of growing production of crude oil, natural gas and natural gas liquids in the U.S. We continue to favor those MLPs with growing asset bases operating under fixed-fee contracts.

The Fund benefited from participating in seven initial public offerings of MLPs. IPO activity has been at record levels, with nineteen MLPs going public during the twelve months. The Fund participated in less than half of these offerings as the general quality of the IPOs that the Fund did not participate in did not meet our expectations.

The Fund continues to be invested primarily in midstream energy infrastructure, which includes various subsectors such as those related to moving crude oil and natural gas from the wellhead to the refineries and processors and then to market. These midstream businesses constitute about 86% of the Index compared to almost 92% of the Fund’s holdings.

What were some of the leading contributors to and detractors from performance?

The largest holding in the Fund during the period was Energy Transfer Equity, LP (“ETE”) (8.5% of the Fund’s long-term investments). ETE primarily owns partnership interests in Energy Transfer Partners, its subsidiary Sunoco Logistics, and Regency Energy Partners. Through these interests, ETE is exposed to energy infrastructure growth across the United States. We believe ETE is the preferred way to gain equity exposure to this family of companies, and in fact ETE outperformed all three during the period, returning almost 72%, the second highest returning MLP for the twelve months.

Buckeye Partners, L.P., the oldest MLP in the Alerian Index, was a strong performer for the Fund (6.8% of the Fund’s long-term investments). Buckeye is an owner operator of oil and refined products storage facilities and pipelines throughout the country. The Fund’s holdings were acquired in the open market and through a private placement. The units returned over 42% for the year.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 5

QUESTIONS & ANSWERS continued	November 30, 2013

A third position that was a positive absolute and relative contributor to Fund performance for the period was Genesis Energy, L.P., which gained more than 51% for the period (2.7% of the Fund’s long-term investments). Genesis benefited from a growing demand for crude oil infrastructure.

A leading detractor from returns was the Upstream MLP, EV Energy Partners (2.5% of the Fund’s long-term investments). The company disappointed markets during the period by failing to monetize its significant reserve base in the prospective Utica shale. While we believe upside still exists for the company, the market punished the units, reducing the price by over 42%. Notably, the company did announce a small sale of some of its assets, thought not sizeable enough to realize the promise of the larger holdings.

As mentioned above, we prefer to own Energy Transfer through the general partner, ETE. However, two of the underlying MLPs, Sunoco Logistics Partners L.P. (not held at period end) and Energy Transfer Partners, L.P. (1.0% of the Fund’s long-term investments) posted strong returns for the period and the Fund’s underweight position led to negative relative returns.

Kinder Morgan Energy Partners (KMP), the second largest MLP in the Index, was a negative contributor to the portfolio (2.6% of the Fund’s long-term investments). The Fund acquired its interest in KMP when KMP acquired Copano Energy. Two factors mitigated KMP’s negative performance during the period in which the Fund owned it: 1) as the second largest member of the Index, relative performance was strong as the Fund’s position was significantly smaller, and 2) the acquired entity, Copano, delivered 30% returns while the Fund owned it prior to the acquisition.

How did the Fund’s leverage strategy affect performance?

The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased distributions and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Of course, leverage results in greater NAV volatility and may entail more downside risk than an unlevered portfolio. As of November 30, 2013, the Fund’s leverage of $259 million was approximately 24% of managed assets, which represented an asset coverage ratio of 409%, higher than the 300% required by the Investment Company Act of 1940. Leverage was positive for both performance and cash flow.

The Fund’s leverage is expected to range between 22% and 28% of managed assets assuming normal market conditions. Considerations evaluated in establishing the appropriate range for the Fund’s leverage include a variety of factors such as the historical volatility of the Fund’s assets and the structure and terms of the Fund’s borrowings. In periods during which ARI deems MLPs to be significantly overvalued the sub-adviser may reduce the leverage to below 22% of managed assets. Likewise, the leverage may rise above 28% in periods of perceived undervaluation. The November 30, 2013 leverage level of approximately 24% of managed assets falls in the middle of the expected range and is consistent with the ARI’s view that MLPs were fairly valued.

What other factors are affecting the MLP market?

As with the broader market, MLP investors are focused on the specter of rising interest rates. Near term catalysts include the Federal Reserve limiting its market participation, or “tapering,” which we believe will have a marginally negative impact on interest rates and yield-oriented securities like MLPs. Rates appear likely to remain low for the medium term and MLPs should continue to provide an attractive relative yield. Additionally, as investors seek to mitigate the risk of higher rates, we expect growth to be at a premium. MLPs are executing on a series of growth opportunities supported by the oil & gas production boom currently being experienced throughout North America. The combination of yield and growth should continue to favor MLP price performance.

ARI believes that the Fund is well positioned relative to the continuing growth in domestic energy infrastructure.

Index Definitions:

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) and is calculated by Alerian using a float-adjusted, capitalization-weighted methodology.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Please see guggenheiminvestments.com/fmo for a detailed discussion of the Fund’s risks and other considerations.

6 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

FUND SUMMARY (Unaudited)	November 30, 2013

Fund Statistics
Share Price		$25.11
Net Asset Value		$24.60
Premium/(Discount) to NAV		2.07%
Net Assets ($000)		$800,228

Total Returns
(Inception 12/28/04)	Market	NAV
One Year	21.66%	25.72%
Three Year (annualized)	13.63%	15.46%
Five Year (annualized)	26.18%	24.63%
Since Inception (annualized)	9.93%	10.36%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data quoted reflects the total net expense ratio, which includes net operating expenses, interest expense and current and deferred tax expense/(benefit). For the most recent month end performance figures, please visit guggenheiminvestments.com/fmo. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

% of Long-Term
Sub-Sector Allocation	Investments
Diversified Infrastructure	25.9%
Midstream Oil	25.8%
Midstream Natural Gas	18.3%
Gathering & Processing	17.0%
Natural Gas Pipelines & Storage	4.9%
Marine Transportation	2.9%
Upstream	2.6%
Coal	1.7%
Other Master Limited Partnerships	0.9%

% of Long-Term
Top Ten Issuers	Investments
Energy Transfer Equity, LP	8.5%
Williams Partners, LP	7.6%
Enterprise Products Partners, LP	7.0%
Buckeye Partners, LP, Class B	6.8%
Plains All American Pipeline, LP	6.2%
Magellan Midstream Partners, LP	5.9%
Kinder Morgan Management, LLC	4.3%
Crestwood Equity Partners, LP	4.2%
Crestwood Midstream Partners, LP	3.8%
DCP Midstream Partners, LP	3.8%

Portfolio composition and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/fmo. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 7

PORTFOLIO OF INVESTMENTS	November 30, 2013

Number
of Shares	Description	Value
	Long-Term Investments – 159.4%
	Master Limited Partnerships – 158.4%
	Coal – 2.6%
217,425	Alliance Holdings GP, LP	$ 11,956,200
120,840	Alliance Resource Partners, LP	8,853,947
365,000	Oxford Resource Partners, LP(a) (b)	416,100
		21,226,247
	Diversified Infrastructure – 40.3%
336,845	Enbridge Energy Management, LLC(a) (b) (c)	9,620,293
504,954	Enbridge Energy Partners, LP(a)	15,194,066
1,451,915	Energy Transfer Equity, LP(a)	108,559,685
229,237	Energy Transfer Partners, LP(a)	12,415,476
1,420,925	Enterprise Products Partners, LP(a)	89,475,647
397,703	Kinder Morgan Energy Partners, LP(a)	32,599,715
715,723	Kinder Morgan Management, LLC(a) (b) (c)	54,802,910
		322,667,792
	Gathering & Processing – 27.2%
561,290	Access Midstream Partners, LP	31,527,659
356,062	Atlas Pipeline Partners, LP	12,447,928
475,135	Crosstex Energy, LP	12,657,596
1,005,404	DCP Midstream Partners, LP(a)	48,440,365
564,325	MarkWest Energy Partners, LP(a)	38,977,928
151,255	QEP Midstream Partners, LP	3,424,413
532,660	Southcross Energy Partners, LP	10,322,951
262,530	Targa Resources Partners, LP(a)	13,402,156
505,000	Western Gas Equity Partners, LP	21,816,000
383,290	Western Gas Partners, LP(a)	24,407,907
		217,424,903
	Marine Transportation – 4.6%
362,360	Golar LNG Partners, LP (Marshall Islands)(a)	11,588,273
29,035	KNOT Offshore Partners, LP (Marshall Islands)	814,432
741,510	Teekay Offshore Partners, LP (Marshall Islands)(a)	24,336,358
		36,739,063
	Midstream Natural Gas – 29.2%
3,459,466	Crestwood Equity Partners, LP(a)	53,206,587
2,155,217	Crestwood Midstream Partners, LP(a)	48,794,113
17,120	EQT Midstream Partners, LP	941,429
535,000	ONEOK Partners, LP(a)	28,654,600
189,460	Tallgrass Energy Partners, LP	4,713,765
1,893,970	Williams Partners, LP(a)	97,331,118
		233,641,612
	Midstream Oil – 41.1%
303,890	Arc Logistics Partners, LP(b)(h)	6,123,384
1,270,081	Buckeye Partners, LP(a)	86,479,815
397,285	Delek Logistics Partners, LP	11,990,061
671,775	Genesis Energy, LP(a)	34,851,687
1,219,387	Magellan Midstream Partners, LP(a)	75,772,708
20,000	MPLX, LP	762,400
103,021	Oiltanking Partners, LP	6,169,928
1,536,892	Plains All American Pipeline, LP(a)	79,257,520

See notes to financial statements.

8 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	November 30, 2013

Number
of Shares	Description	Value
	Midstream Oil continued
180,830	Rose Rock Midstream, LP	$ 6,486,372
351,530	Tesoro Logistics, LP	18,015,913
168,065	World Point Terminals, LP	3,253,738
		329,163,526
	Natural Gas Pipelines & Storage – 7.8%
750,975	Boardwalk Pipeline Partners, LP	19,780,682
280,152	El Paso Pipeline Partners, LP(a)	11,648,720
626,740	TC PipeLines, LP(a)	30,710,260
		62,139,662
	Other Master Limited Partnerships – 1.5%
423,095	Exterran Partners, LP	11,774,734
	Upstream – 4.1%
995,247	EV Energy Partners, LP(a)	32,544,577
	Total Master Limited Partnerships – 158.4%
	(Cost $675,826,190)	1,267,322,116
	Common Stock – 1.0%
	Diversified Infrastructure – 1.0%
220,165	Kinder Morgan, Inc.(a)
	(Cost $7,647,839)	7,824,664
Principal
Amount	Description	Value
	Term Loans – 0.0%*
$ 413,329	Clearwater Subordinated Note NR(b) (d) (e) (f) (g)
	(Cost $413,329)	$ 86,799
	Total Long-Term Investments – 159.4%
	(Cost $683,887,358)	1,275,233,579
Number
of Shares	Description	Value
	Short-Term Investments – 0.5%
	Money Market – 0.5%
4,238,530	Dreyfus Treasury & Agency Cash Management – Investor Shares
	(Cost $4,238,530)	$ 4,238,530
	Total Investments – 159.9%
	(Cost $688,125,888)	1,279,472,109
	Liabilities in excess of Other Assets – (27.5%)	(220,244,154)
	Borrowings – (32.4% of Net Assets or 20.2% of Total Investments)	(259,000,000)
	Net Assets – 100.0%	$ 800,227,955

LLC – Limited Liability Company
LP – Limited Partnership

*	Represents less than 0.1% of net assets.
(a)
All or a portion of these securities have been physically segregated. As of November 30, 2013, the total amount segregated was $607,349,682, of which $603,667,763 is related to the outstanding line of credit.

(b)	Non-income producing security.
(c)	While non-income producing, security makes regular in-kind distributions.
(d)
Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2013, restricted securities aggregate market value amounted to $86,799 or less than 0.1% of net assets.

(e)
Security is valued based on observable and/or unobservable inputs in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $86,799 which represents less than 0.1% of net assets.

(f)	Company has filed for protection in federal bankruptcy court.
(g)	Illiquid security.
(h)	Represents a new issue security. Security has not made an initial distribution to shareholders.

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 9

STATEMENT OF ASSETS AND LIABILITIES	November 30, 2013

Assets
Investments in securities, at value (cost $688,125,888)	$1,279,472,109
Cash	61,030
Current tax receivable	8,767,585
Receivable for fund shares issued through dividend reinvestment	991,125
Interest receivable	77
Other assets	54,824
Total assets	1,289,346,750
Liabilities
Borrowings	259,000,000
Net deferred tax liability	228,519,527
Advisory fee payable	793,955
Offering costs payable	526,608
Interest due on borrowings	33,858
Administration fee payable	15,969
Accrued expenses and other liabilities	228,878
Total liabilities	489,118,795
Net Assets	$800,227,955
Composition of Net Assets
Common shares, $.01 par value per share; unlimited number of shares authorized,
32,531,394 shares issued and outstanding	$325,314
Additional paid-in capital	382,980,023
Net unrealized appreciation on investments, net of tax	360,120,464
Accumulated net realized gain on investments and swaps, net of tax	108,005,269
Accumulated net investment loss, net of tax	(51,203,115)
Net Assets	$800,227,955
Net Asset Value (based on 32,531,394 common shares outstanding)	$24.60

See notes to financial statements.

10 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT
10

STATEMENT OF OPERATIONS For the year ended November 30, 2013	November 30, 2013

Investment Income
Distributions from master limited partnerships	$56,490,355
Less: Return of capital distributions	(54,121,861)
Less: Distributions classified as realized gains	(1,417,895)
Total investment income		$950,599
Expenses
Advisory fee	9,029,713
Interest expense and fees on borrowings	2,644,346
Professional fees	210,182
Administration fee	175,137
Fund accounting	149,381
Trustees’ fees and expenses	107,288
Printing expense	101,787
Custodian fee	53,764
Insurance	45,969
NYSE listing fee	34,987
Transfer agent fee	20,186
Miscellaneous	3,576
Total expenses		12,576,316
Advisory fees waived		(420,217)
Net expenses		12,156,099
Net investment loss before taxes		(11,205,500)
Current tax benefit		3,818,435
Net investment loss		(7,387,065)
Realized and Unrealized Gain/(Loss) on Investments
Net realized gain on investments before taxes		87,029,239
Net realized loss on swaps		(962,126)
Current tax expense		(34,032,792)
Net realized gain/(loss) on investments and swaps		52,034,321
Net change in unrealized appreciation on investments before taxes		153,299,596
Net change in unrealized appreciation on swaps		966,386
Deferred tax expense		(47,864,161)
Net change in unrealized appreciation on investments and swaps		106,401,821
Net realized and unrealized gain on investments and swaps		158,436,142
Net Increase in Net Assets Resulting from Operations		$151,049,077

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 11

STATEMENT OF CHANGES IN NET ASSETS	November 30, 2013

	For the	For the
	Year Ended	Year Ended
	November 30, 2013	November 30, 2012
Increase/(Decrease) in Net Assets from Operations
Net investment loss	$(7,387,065)	$(5,970,401)
Net realized gain	52,034,321	15,433,233
Net change in unrealized appreciation	106,401,821	46,312,833
Net increase in net assets resulting from operations	151,049,077	55,775,665
Distributions to Common Shareholders
Return of capital – See Note 2(c)	(48,606,179)	(38,678,218)
	(48,606,179)	(38,678,218)
Capital Share Transactions
Net proceeds from common shares issued through add-on and overnight offerings	125,060,411	55,957,559
Net proceeds from common shares issued through dividend reinvestment	3,313,296	2,877,012
Common share offering costs charged to paid-in capital	(715,819)	(337,013)
Net increase from capital share transactions	127,657,888	58,497,558
Total increase in net assets	230,100,786	75,595,005
Net Assets
Beginning of period	570,127,169	494,532,164
End of period (including accumulated net investment losses of
$51,203,115 and $43,816,050, respectively, net of tax)	$800,227,955	$570,127,169

See notes to financial statements.

12 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS For the year ended November 30, 2013	November 30, 2013

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$151,049,077
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used by Operating Activities:
Net change in unrealized appreciation on investments and swaps before taxes	(154,265,982)
Net realized gain on investments before taxes	(87,029,239)
Net realized loss on swaps before taxes	962,126
Purchases of long-term investments	(503,624,932)
Proceeds from sale of long-term investments	341,085,655
Net proceeds from sale of short-term investments	1,888,750
Increase in current tax receivable	(8,767,585)
Decrease in receivable for investments sold	3,704,062
Decrease in receivable for fund shares sold	2,447,089
Increase in receivable for shares issued through dividend reinvestment	(238,866)
Decrease in interest receivable	5
Decrease in other assets	5,229
Increase in deferred tax liability	47,864,161
Decrease in current tax liability	(1,018,058)
Increase in interest due on borrowings	20,657
Increase in advisory fee payable	196,343
Increase in administration fee payable	3,474
Increase in offering costs payable	438,999
Increase in accrued expenses and other liabilities	65,833
Return of capital distributions received from investee companies	55,539,756
Investee companies corporate actions	940,529
Payment for termination of swaps	(962,126)
Conversion of fractional shares from investee companies payment in kind distributions	187
Net Cash Used by Operating Activities	$(149,694,856)
Cash Flows From Financing Activities:
Proceeds from borrowings	69,000,000
Net proceeds from issuance of common shares	125,060,411
Distributions to Common Shareholders	(45,292,883)
Offering expenses in connection with common shares issued through add-on offering	(715,819)
Net Cash Provided by Financing Activities	148,051,709
Net change in cash	(1,643,147)
Cash at Beginning of Period	1,704,177
Cash at End of Period	61,030
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$2,623,689
Supplemental Disclosure of Cash Flow Information: Taxes paid during the period	$40,000,000
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$3,313,296
Supplemental Disclosure of Non Cash Financing Activity: In kind stock dividends received during the period	$3,547,560
Supplemental Disclosure of Non Cash Financing Activity: In kind return of capital received during the period	$2,360,004

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 13

FINANCIAL HIGHLIGHTS	November 30, 2013

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Per share operating performance	November 30,	November 30,	November 30,	November 30,	November 30,
for a share outstanding throughout the period	2013	2012	2011	2010	2009
Net asset value, beginning of period	$20.96	$20.17	$19.69	$15.00	$12.09
Income from investment operations
Net investment loss (a) (b)	(0.38)	(0.41)	(0.41)	(0.36)	(0.44)
Net realized and unrealized gain (b)	5.67	2.71	2.28	6.41	4.76
Total from investment operations	5.29	2.30	1.87	6.05	4.32
Common shares’ offering expenses charged to
paid-in capital	(0.02)	(0.01)	–	(0.02)	– *
Distributions to Common Shareholders
Return of capital(c)	(1.63)	(1.50)	(1.39)	(1.34)	(1.41)
Net asset value, end of period	$24.60	$20.96	$20.17	$19.69	$15.00
Market value, end of period	$25.11	$22.03	$21.71	$20.96	$16.24
Total investment return (d)
Net asset value	25.72%	11.69%	9.60%	41.57%	38.03%
Market value	21.66%	8.93%	10.73%	38.56%	57.32%
Ratios and supplemental data
Net assets, end of period (thousands)	$800,228	$570,127	$494,532	$479,171	$282,089
Ratios to Average Net Assets applicable to Common Shares:
Net operating expense ratio	1.38%	1.49%	1.57%	1.52%	1.76%
Interest expense	0.39%	0.50%	0.49%	0.56%	1.23%
Current and deferred tax expense	11.32%	7.99%	7.30%	22.37%	23.33%
Total net expense ratio	13.09%	9.98%	9.36%	24.45%	26.32%
Gross operating expense ratio	1.44%	1.52%	1.59%	1.60%	1.76%
Interest expense	0.39%	0.50%	0.49%	0.56%	1.23%
Current and deferred tax expense	11.32%	7.99%	7.30%	22.37%	23.33%
Total gross expense ratio	13.15%	10.01%	9.38%	24.53%	26.32%
Net investment loss, excluding interest expense and tax expense	(1.24)%	(1.46)%	(1.57)%	(1.48)%	(2.14)%
Net investment loss, including interest expense and tax expense	(12.95)%	(9.96)%	(9.36)%	(24.41)%	(26.70)%
Portfolio Turnover Rate	30%	18%	19%	15%	30%
Senior Indebtedness
Total borrowings outstanding (in thousands)	$259,000	$190,000	$190,000	$170,000	$110,263
Asset coverage per $1,000 of indebtedness (e)	$4,090	$4,001	$3,603	$3,819	$3,558

*	Less than $0.01.
(a)	Based on average shares outstanding during the period.
(b)
The character of dividends received for each period is based upon estimates made at the time the distribution was received. Any necessary adjustments are reflected in the following fiscal year when the actual character is known. See Note 2(b) of the Notes to Financial Statements for additional information.

(c)
See Notes to Financial Statements Note 2 (c). For the years ended November 30, 2013, 2012, 2011 and 2010, approximately $1.52, $0.88, $1.02 and $1.34 per common share represents qualified dividend income for federal income tax purposes, respectively. The remaining distributions represent return of capital for federal income tax purposes. For GAAP purposes, all of the distributions were considered return of capital.

(d)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

14 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	November 30, 2013

Note 1 – Organization:

Fiduciary/Claymore MLP Opportunity Fund (the "Fund") was organized as a Delaware statutory trust on October 4, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships (“MLPs”) and MLP affiliates. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will be return of capital. While the Fund will generally seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of return of capital, no assurance can be given in this regard. There can be no assurance that the Fund will achieve its investment objective.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments

Readily marketable securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over the counter (“OTC”) market on which they are traded. Readily marketable securities traded on an exchange or OTC for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 equity securities using various observable market inputs as described above. Money market funds are valued at net asset value. The Fund values Level 2 derivatives using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and interest rate fluctuations. The fair value estimates for the Level 3 securities are determined in accordance with the Fund’s valuation procedures.

The valuation process involved for Level 3 measurements for the Fund is completed on a daily basis and is designed to subject the Level 3 valuations to an appropriate level of oversight and review. For Level 3 securities, the Fund utilizes a pricing committee (the “Pricing Committee”), which is comprised of employees of Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) or its affiliates responsible for implementing the valuation procedures established by the Fund.

Investment professionals from Advisory Research, Inc. (“ARI” or the “Sub-Adviser”) prepare preliminary valuations based on their evaluation of financial data, company specific developments, market valuations of comparable companies, market information and other factors. These preliminary valuations are reviewed by the Pricing Committee with subsequent deliberations until an appropriate price is determined for the Level 3 security.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 15

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2013

The valuation technique and significant inputs used in determining the value of the holding categorized as Level 3 in the fair value hierarchy is based on a cash flow model of the royalties on coal produced.

Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective as of the beginning of the period.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of November 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Valuations (in $000s)
Assets:
Master Limited Partnership	$ 1,267,322	$ –	$ –	$ 1,267,322
Common Stock	7,825	–	–	7,825
Term Loans	–	–	87	87
Money Market	4,238	–	–	4,238
Total	$ 1,279,385	$ –	$ 87	$ 1,279,472

The following table presents the activity of the Fund’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the period ended November 30, 2013.

Level 3 holdings
Beginning Balance at 11/30/12
Term Loans	$ 120
Total Realized Gain/Loss	(124)
Term Loans
Change in Unrealized Gain/Loss
Term Loans	124
Purchases	–
Sales
Term Loans	(33)
Transfers In	–
Transfer Out	–
Ending Balance at 11/30/13
Term Loans	87
Total Level 3 holdings	$ 87

All net realized and unrealized gains/losses in the above table are reflected in the Statement of Operations.

The following table summarizes the valuation technique and input used in determining the fair value of the Fund’s holding categorized as Level 3 at November 30, 2013:

Range of
Investments,	Value as of	Valuation	Unobservable	Unobservable
at Value	November 30, 2013	Technique	Inputs	Inputs
		Cash flow	Royalties on
Term Loan	$86,799	model	coal produced	21%

A significant change in unobservable inputs would have the following impact to Level 3 valuations:

	Impact to Value	Impact to Value
Unobservable Input	if Input Increases	if Input Decreases
Royalties on coal produced	Increase	Decrease

The transfers in and out of the Fund as of the report date when compared to the valuation levels at the end of the previous fiscal year are as follows:

(000)s
Transfers from Level 2 to Level 1:	$ 59,191

The transfer from Level 2 to Level 1 was as a result of Crestwood Midstream Partners, LP and Buckeye Partners, LP Class B restricted shares becoming registered and commencing trading on an exchange.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and return of capital distributions are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Return of capital distributions received by the Fund are recorded as a reduction to the cost basis for the specific security. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

For the year ended November 30, 2013, the Fund estimated 95.8% of its distributions from MLPs as return of capital, 2.5% of its distributions from MLPs as realized gains and 1.7% of its distributions as investment income, which is reflected in the Statement of Operations.

(c) Distributions to Shareholders

The Fund intends to make quarterly distributions to shareholders. On a book basis, all realized capital gains, if any, net of applicable taxes, will be retained by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with GAAP which may differ from their ultimate characterization for federal income tax purposes. A distribution may be wholly or partially taxable to a shareholder if the Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the Fund has an overall deficit in the Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year. The Fund is unable to make final determinations as to the tax character of the distributions to shareholders until after the end of the calendar year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in January 2014. For the year ended November 30, 2013, 93% of the distributions were considered qualified dividend income and 7% were considered return of capital for federal income tax purposes. For the year ended November 30, 2012, 59% of the distributions were considered qualified dividend income and 41% were considered return of capital for federal income tax purposes.

16 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2013

The final tax character of the distributions were as follows:

	2013	2012
Dividend income	$ 45,433,751	$ 22,658,843
Tax return of capital	3,172,428	16,019,375
Total	$ 48,606,179	$ 38,678,218

On a GAAP basis, the source of the Fund’s distributions to shareholders for the years ended November 30, 2013 and 2012 was paid-in capital.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of ARI, provides personnel including certain officers required for its administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets.

Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of officers and trustees (if any)of the Fund who are ARI’s affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.

Certain officers of the Fund are also officers, directors and/or employees of the Adviser or Sub-Adviser. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

The Adviser and Sub-Adviser agreed to waive the advisory fees on all shares issued pursuant to the Fund’s shelf registration for the first three months those shares are outstanding and waive half the advisory fees on those shares for the next three months. Advisory fees of $420,217, of which $210,108 was waived by the Sub-Adviser, were waived for the period ended November 30, 2013. See Note 8 for additional information regarding offerings of shares pursuant to the Fund’s shelf registration statement.

Prior to May 14, 2013, under a separate Fund Administration Agreement, the Adviser provided Fund Administration services to the Fund. Effective May 14, 2013, the Board of Trustees approved Rydex Fund Services, LLC (“RFS”), to replace the Adviser as the Administrator of the Fund. Both RFS and GFIA are affiliates of Guggenheim Partners, LLC, a global diversified financial services firm. There is no impact to the Fund as a result of this change. As compensation for services performed under the Administration Agreement, the administration fee is payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For purposes of calculating the fees payable under the foregoing agreements, “average daily managed assets” means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. “Total assets” means all of the Fund’s assets and is not limited to its investment securities. “Accrued liabilities” means all of the Fund’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and acted (through the Fund’s fiscal year ended November 30, 2013) as the accounting agent. On May 14, 2013, the Board of Trustees approved RFS to replace BNY as the accounting agent effective December 1, 2013. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, RFS is responsible for maintaining the books and records of the Fund’s securities and cash. RFS receives an accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%

Note 4 – Income Taxes:

The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the Fund is subject to various state income taxes by reason of its investments in MLPs. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Fund may be subject to a 20% alternative minimum tax to the extent that it exceeds the Fund’s regular income tax liability. The amount which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund’s cash available to make distributions on Common Shares.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 17

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2013

Information on the tax components of investments as of November 30, 2013, is as follows:

Net tax
Cost of			unrealized
investments	Gross tax	Gross tax	appreciation
for tax	unrealized	unrealized	on
purposes	appreciation	depreciation	investments
$678,278,273	$611,932,432	$(10,738,596)	$601,193,836

The Fund accrues deferred income taxes for its future tax liability or benefit associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation or depreciation of its investments. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by ASC 740, Income Taxes, (“ASC 740”) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.

The Fund’s income tax provision consists of the following:

Current federal income tax expense	$ 17,881,040
Current state income tax expense	12,333,317
Deferred federal income tax expense	59,997,169
Deferred state income tax benefit	(12,133,008)
Total current and deferred tax expense	$ 78,078,518

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains before taxes as follows:

		Rate
Application of statutory income tax rate	$80,194,658	35.00%
State income taxes	130,201	0.06%
Permanent differences and other	(2,246,341)	(0.98)%
Total	$78,078,518	34.08%

State income taxes above include current state income tax expense adjusted for a change in the overall state effective tax rate of the Fund due to current apportionment factors allocated to the Fund by the MLPs in which the Fund has invested. Permanent differences primarily represent the dividend received deduction and foreign tax credits.

Additionally, prior year state tax net operating losses were presented with a full valuation allowance. Based on updated apportionment factors the Fund has eliminated the deferred tax asset and the full valuation allowance related to these state tax net operating losses.

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2013, are as follows:

Deferred tax liabilities:
Deferred tax on unrealized gain on investments	$(228,519,527)
Net deferred tax liability	$(228,519,527)

During the year ended November 30, 2013, the Fund utilized net operating loss carryforwards for federal income tax purposes of $10,985,089. As of November 30, 2013, no net operating loss carryforward or capital loss carryforward remained.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

For the year ended November 30, 2013, purchases and sales of investments, excluding short-term securities, were $503,624,932 and $341,085,655, respectively.

Note 6 – Derivatives:

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

18 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2013

The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Realized gain/(loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/(depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains/(losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation/(depreciation) on the Statement of Operations.

The Fund had no swap agreements outstanding as of November 30, 2013.

The following table presents the effect of Derivative Instruments on the Statement of Operations for the year ended November 30, 2013.

Effect of Derivative Instruments Before Taxes on the Statement of
Operations for the period ended November 30, 2013:
(Values in $000s)
Amount of Realized Loss on Derivatives Before Taxes

Swaps
Interest Rate Risk	$(962)
Change in Unrealized Appreciation on Derivatives Before Taxes

Swaps
Interest Rate Risk	$ 966

The Fund did not enter into any new swap agreements during the year ended November 30, 2013.

Note 7 – Borrowings:

On September 30, 2008, the Fund entered into a credit facility agreement with an approved counterparty. Effective May 14, 2010, interest on the amount borrowed was reduced to 3-month LIBOR plus 0.95%, and the unused fee was reduced to a 0.70% charge on the difference between the total credit facility and the amount borrowed. Effective January 26, 2011, the maximum commitment under the credit facility agreement was increased to $225,000,000, the unused fee was eliminated, and the interest on the amount borrowed remained at 3-month LIBOR plus 0.95%. Effective August 5, 2013, the maximum commitment under the credit facility agreement was increased to $275,000,000. For the year ended November 30, 2013, the amount outstanding in connection with the Fund’s credit facility was $259,000,000. As of November 30, 2013, securities with a market value of $603,667,763 have been segregated and pledged as collateral for the credit facility.

The average daily amount of borrowings on the credit facility during the year ended November 30, 2013, was $213,624,658 with a related weighted average interest rate of 1.22%, inclusive of the program fees. The maximum amount outstanding during the year ended November 30, 2013, was $259,000,000.

Note 8 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 32,531,394 issued and outstanding.

Transactions in common shares were as follows:

	Year Ended	Year Ended
	November 30, 2013	November 30, 2012
Beginning shares	27,197,785	24,523,912
Shares issued through dividend reinvestment	136,243	137,026
Common shares issued through at-the-market offering	2,347,366	2,536,847
Common shares issued through overnight offering	2,850,000	–
Ending shares	32,531,394	27,197,785

On May 6, 2011, the Fund’s shelf registration allowing for delayed or continuous offering of additional shares became effective and on April 20, 2012 a post effective amendment hereto became effective. The shelf registration statement allows for the issuance of up to an additional $218,859,845 of common shares. On December 16, 2011, the Fund entered into an at-the-market offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell 10,165,343 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. On May 17, 2013, the Fund’s new shelf registration statement allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to an additional $268,593,405 of common shares. On July 3, 2013, the Fund entered into an at-the-market offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell up to 4,408,676 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. Under these sales agreements, 2,347,366 shares were issued during the year ended November 30, 2013. On September 10, 2013, the Fund entered into an underwriting agreement with the Adviser and Morgan Stanley & Co. LLC., Citigroup Global Markets, Inc., UBS Securities LLC and RBC Capital Markets, LLC to sell 2,850,000 common shares. The Adviser has paid the costs associated with the offerings of shares and was reimbursed by the Fund up to 0.60% of the public offering price of each share sold under these offerings, not to exceed actual offering costs incurred. The Fund thus far has paid $189,211 associated with these offerings, and will be responsible for additional offering costs in the future up to the 0.60% cap.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 19

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2013

Note 9 – Concentration of Risk:

Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

Note 10 – Restricted Securities:

The Fund may invest up to 40% of its managed assets in unregistered or otherwise restricted securities. Restricted securities are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions. Restricted securities are fair valued in accordance with procedures established in good faith by management and approved by the Fund’s Board of Trustees. As of November 30, 2013, the Fund held the following restricted securities:

	Date of			Fair Market	% of Net	Price at	11/30/2013
Security	Acquisition	Shares/Par	Current Cost	Value	Assets	Acquisition Date	Price
Clearwater Subordinate Note	09/29/2008	$359,812	$359,812	$75,560	–%*	$100.00	$21.00
Clearwater Subordinate Note	01/09/2009	$ 53,517	$ 53,517	$11,239	–%*	$100.00	$21.00
Total			$413,329	$86,799	–%*

*	Amount is less than 0.1% of net assets.

Note 11 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 12 – Subsequent Events:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements.

20 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	November 30, 2013

The Board of Trustees and Shareholders of
Fiduciary/Claymore MLP Opportunity Fund

We have audited the accompanying statement of assets and liabilities of Fiduciary/Claymore MLP Opportunity Fund (the Fund), including the portfolio of investments, as of November 30, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fiduciary/Claymore MLP Opportunity Fund at November 30, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
January 27, 2013

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 21

SUPPLEMENTAL INFORMATION (Unaudited)	November 30, 2013

Federal Income Tax Information

In January 2014, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2013.

Trustees

The Trustees of the Fiduciary/Claymore MLP Opportunity Fund and their principal occupation during the past five years:

Number of
Name, Address*,			Portfolios
Year of Birth			in the Fund
and Position(s)	Term of Office**		Complex***
held with	and Length	Principal Occupations during the Past Five Years and	Overseen	Other Directorships
Registrant	of Time Served	Other Affiliations	by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2004	Private Investor (2001-present). Formerly, Senior Vice President and	52	None
Year of birth: 1951		Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International
Trustee		(1991-1993) and Senior Vice President, Strategic Planning and New
Business Development of PepsiCo, Inc. (1987-1990).
Roman Friedrich III	Since 2011	Founder and President of Roman Friedrich & Company, a US and	48	Director of Mercator Minerals Ltd.
Year of birth: 1946		Canadian-based business, which provides investment banking to		(September 2013-present), First
Trustee		the mining industry (1998-present). Formerly, Senior Managing		Americas Gold Corp. (2012-present)
		Director of MLV & Co., LLC, an investment bank and institutional		and Zincore Metals, Inc. (2009-pre
		broker-dealer specializing in capital intensive industries such		sent).Previously, Director of Blue
		as energy, metals and mining (2010-2011).		Sky Uranium Corp. (formerly, Wind-
storm Resources Inc.) (2011-2012);
Axiom Gold and Silver Corp. (2011-
2012); Stratagold Corp. (2003-2009);
Gateway Gold Corp. (2004-2008) and
GFM Resources Ltd. (2005-2010).
Robert B. Karn III	Since 2004	Consultant (1998-present). Formerly, Arthur Andersen (1965-1997) and	48	Director of Peabody Energy
Year of birth: 1942		Managing Partner, Financial and Economic Consulting, St. Louis office		Company (2003-present) and GP
Trustee		(1987-1997).		Natural Resource Partners LLC
(2002-present).
Ronald A. Nyberg	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate	54	None
Year of birth: 1953		law, estate planning and business transactions (2000-present). Formerly,
Trustee		Executive Vice President, General Counsel and Corporate Secretary of
Van Kampen Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2004	Portfolio Consultant (2010-present). Formerly, Vice President, Manager	51	Previously, Trustee, Bennett Group
Year of Birth: 1958		and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice		of Funds (2011-September 2013).
Trustee		President of Nuveen Investment Advisory Corp. (1992-1999), Vice
President and Manager of Nuveen Unit Investment Trusts (1991-1999),
and Assistant Vice President and Portfolio Manager of Nuveen Unit
Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).
Interested Trustee:
Donald C. Cacciapaglia +	Since 2012	Senior Managing Director of Guggenheim Investments (2010-present);	212	Trustee, Rydex Dynamic Funds,
Year of Birth: 1951		Chief Executive Officer of Guggenheim Funds Services, LLC (2012-		Rydex ETF Trust, Rydex Series Funds
Trustee, Chief		present); Chief Executive Officer (2012-present) and President (2010-		and Rydex Variable Trust
Executive Officer		present), Guggenheim Funds Distributors, LLC and Guggenheim Funds		(2012-present); Independent Board
		Investment Advisors, LLC; Chief Executive Officer of certain funds in the		Member, Equitrust Life Insurance
		Fund Complex (2012-present); President and Director of SBL Fund,		Company, Guggenheim Life and
		Security Equity Fund, Security Income Fund, Security Large Cap Value		Annuity Company, and Paragon Life
		Fund, and Security Mid Cap Growth Fund (2012-present); President,		Insurance Company of Indiana
		CEO and Trustee of Rydex Dynamic Funds, Rydex ETF Trust, Rydex		(2011-present).
Series Funds and Rydex Variable Trust (2012-present). Formerly,
Chairman and CEO of Channel Capital Group Inc. and Channel Capital Group LLC and (2002-2010).

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532
**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

-Messrs. Barnes and Cacciaplaglia are Class I Trustees. The Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for fiscal year ending November 30, 2014.

-Messrs. Friedrich and Nyberg are Class II Trustees. The Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for fiscal year ending November 30, 2015.
-Messrs. Toupin and Karn are Class III Trustees. The Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for fiscal year ending November 30, 2016.
***
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC Guggenheim Funds Distributors, LLC Inc and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

+	Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of his position as the President and CEO the Adviser.

22 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2013

Executive Officers

The Executive Officers of the Fiduciary/Claymore MLP Opportunity Fund who are not trustees and their principal occupation during the past five years:

Name, Address*, Year of Birth and	Term of Office** and	Principal Occupations During the Past Five Years and
Position(s) held with Registrant	Length of Time Served	Other Affiliations
Officers:
Amy J. Lee	Since 2013	Managing Director, Guggenheim Investments (2012-present); Senior Vice President & Secretary, Security Investors, LLC
Year of birth: 1961		(2010-present); Secretary & Chief Compliance Officer, Security Distributors, Inc. (1987-2012); Vice President, Associate
Chief Legal Officer		General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation
(1987- 2012); Vice President & Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex
Variable Trust (2008-present); Officer of certain funds in the Fund Complex (2012-present).
John L. Sullivan	Since 2010	Senior Managing Director – Fund Administration, Guggenheim Investments (2010-present). Chief Financial Officer,
Year of Birth: 1955		Chief Accounting Officer and Treasurer of certain funds in the Fund Complex. Formerly, Chief Compliance Officer,
Chief Accounting Officer,		Van Kampen Funds (2004-2010).
Chief Financial Officer
and Treasurer
Joanna M. Catalucci	Since 2012	Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present). Formerly, Chief
Year of birth: 1966		Compliance Officer & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value
Chief Compliance Officer		Fund & Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset
Management Holdings, LLC; and Senior Vice President & Chief Compliance Officer, Security Investors, LLC (2010-2012);
Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.)
and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President
(2010-2011); Rydex Capital Partners I, LLC & Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007);
and Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006). Chief Compliance Officer
of certain funds in the Fund Complex.
Mark E. Mathiasen	Since 2007	Director; Associate General Counsel of Guggenheim Funds Services, LLC (2007-Present). Secretary of certain funds in
Year of Birth: 1978		the Fund Complex.
Secretary

*	Address for all Officers unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 23

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2013

Unless the registered owner of common shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

24 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

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FUND INFORMATION	November 30, 2013

Board of Trustees	Officers	Investment Adviser	Custodian and
Randall C. Barnes	Donald C. Cacciapaglia	Guggenheim Funds	Accounting Agent
	Chief Executive Officer	Investment Advisors, LLC	(Through November 30, 2013)
Donald C. Cacciapaglia*		Lisle, Illinois	The Bank of New
	Amy J. Lee		York Mellon
Roman Friedrich III	Chief Legal Officer	Investment Sub-Adviser	New York, New York
Advisory Research, Inc.
Robert B. Karn III	John L. Sullivan	St. Louis, Missouri	Legal Counsel
	Chief Accounting Officer,		Skadden, Arps, Slate,
Ronald A. Nyberg	Chief Financial Officer,	Administrator and	Meagher & Flom LLP
	and Treasurer	Accounting Agent	New York, New York
Ronald E. Toupin, Jr.,		(Effective December 1, 2013)
Chairperson	Joanna M. Catalucci	Rydex Fund Services, LLC	Independent Registered
	Chief Compliance Officer	Rockville, Maryland	Public Accounting Firm
Ernst & Young LLP
	Mark E. Mathiasen		Chicago, Illinois
Secretary
* Trustee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of his position as the President and CEO of the Adviser.

Privacy Principles of Fiduciary/Claymore MLP Opportunity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Fiduciary/Claymore MLP Opportunity Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559

This report is sent to shareholders of Fiduciary/Claymore MLP Opportunity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/fmo or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/fmo. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its shares of common stock in the open market.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 27

ABOUT THE FUND MANAGER

FAMCO MLP

Effective January 1, 2014, FAMCO MLP, formerly a division of Advisory Research, Inc., will change its name to Advisory Research, Inc., and will be referred to as the Advisory Research MLP & Energy Infrastructure team (“MLP Team”). Advisory Research, Inc., a registered investment adviser, is a wholly-owned subsidiary of Piper Jaffray Companies. As of November 30, 2013, the MLP Team managed approximately $4.4 billion in MLP and energy infrastructure assets for open and closed end mutual funds, public and corporate pension plans, endowments and foundations and private wealth individuals.

Investment Philosophy

The MLP Team believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.

Investment Process

The MLP Team seeks to achieve the Fund’s investment objective by investing primarily in securities of MLP (Master Limited Partnership) entities that the MLP Team believes offer attractive distribution rates and capital appreciation potential. Energy and natural resources represent a substantial portion of the MLP entities. In seeking investments, the MLP Team looks for MLPs that offer a combination of quality, growth and yield; intended to produce superior total returns over the long run. In selecting individual positions, the manager employs the MLP Team top-down process which considers a combination of quantitative, qualitative and relative value factors. The MLP Team emphasizes rigorous proprietary analysis and valuation models constructed and maintained by its in-house investment analysts, while maintaining active dialogues with research analysts covering the MLP entities and an ongoing relationship with company management. In applying its selection criteria, the manager considers a company’s proven track record, business prospects, strong record of distribution or dividend growth, ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, distribution incentive structure and the composition and goals of the company management team.

Advisory Research, Inc.	Guggenheim Funds Distributors, LLC
8235 Forsyth Boulevard	2455 Corporate West Drive
Suite 700	Lisle, IL 60532
St. Louis, MO 63105	Member FINRA/SIPC
	(01/14)	CEF - FMO - AR - 1113

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

Item 2.  Code of Ethics.

(a)
The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	No information need be disclosed pursuant to this paragraph.
(c)	The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d)
The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)	Not applicable.
(f)	(1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1). (2) Not applicable. (3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Robert B. Karn, III.  Mr. Karn is an “independent” Trustee, as defined in Item 3 of Form N-CSR.  Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principals (“GAAP”) in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP.

 (Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $43,000 and $42,100 for the fiscal years ending November 30, 2013, and November 30, 2012, respectively.

(b) Audit-Related Fees:  the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item, were $0 and $0 for the fiscal years ending November 30, 2013, and November 30, 2012, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $39,000 and $12,000 for the fiscal years ending November 30, 2013, and November 30, 2012, respectively.

The registrant's principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) through 4(c) were $113,000 and $66,700 for the fiscal years ending November 30, 2013, and November 30, 2012, respectively. The other fees were for comfort letter and consent issuance in connection with at-the-market and overnight offerings, and tax consulting services.

The registrant’s principal accountant did not bill fees for other services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(e) Audit Committee Pre-Approval Policies and Procedures.
               (i) The  Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures: (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit

Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2
Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

              Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services

•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Audit Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chairman is hereby authorized to pre-approve such services on behalf of the Audit Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Audit Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Trust (or an officer of the Trust who reports to the Chief Accounting Officer) shall report to the Audit Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee (including the particular category listed above under which pre-approval was obtained).

IV.C.3
Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Audit Committee.

(ii) None of the services described in each of Items 4(b) through 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant was $152,000 and $78,700 for the fiscal years ending November 30, 2013, and November 30, 2012, respectively.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The

Audit Committee of the registrant is composed of:  Randall C. Barnes, Roman Friedrich III, Robert B. Karn, III, Ronald A. Nyberg, and Ronald E. Toupin, Jr.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Advisory Research, Inc. (“ARI” or the "Sub-Adviser”).  The Proxy Voting Policies and Procedures of the Sub-Adviser (the “Proxy Voting Policies”) are included as Exhibit (c) hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) James J. Cunnane, Jr. and Quinn T. Kiley are primarily responsible for the day-to-day management of the registrant’s portfolio.  The following provides information regarding the portfolio managers as of November 30, 2013:

Name	Since	Professional Experience
James J. Cunnane, Jr., CFA	2004
Mr. Cunnane is Managing Director and Chief Investment Officer of the Advisory Research MLP & Energy Infrastructure team (formerly FAMCO MLP).  He oversees the firm’s MLP and energy infrastructure product lines and chairs the Risk Management Committee.  He joined the MLP team in 1996 and currently serves as a portfolio manager for two publicly traded closed-end  mutual funds: the Fiduciary/Claymore MLP Opportunity Fund and the Nuveen Energy MLP Total Return Fund.  He also serves as a portfolio manager for the Advisory Research MLP & Energy Income Fund, an open-end mutual fund, as well as a privately offered open-end mutual fund.  Mr. Cunnane holds a B.S. in finance from Indiana University and is a Chartered Financial Analyst (CFA) charterholder.  He serves on the finance council and investment committee of the Archdiocese of St. Louis and on the Board of Directors of St. Patrick’s Center.

Quinn T. Kiley	2008
Mr. Kiley is Managing Director and Senior Portfolio Manager of the Advisory Research MLP & Energy Infrastructure team (formerly FAMCO MLP) and his responsibilities include portfolio management of various energy infrastructure assets and oversight of the energy infrastructure research process.   He joined the MLP team in 2005.  Mr. Kiley serves as a portfolio manager for two publicly traded closed-end mutual funds: the Fiduciary/Claymore MLP Opportunity Fund and the Nuveen Energy MLP Total Return Fund.  He also serves as a portfolio manager for the Advisory Research MLP & Energy Income Fund, an open-end mutual fund, as well as a privately offered open-end mutual fund.  Prior to joining the MLP team, Mr. Kiley served as Vice President of Corporate & Investment Banking at Banc of America Securities in New York. He was responsible for executing strategic advisory and financing transactions for clients in the Energy & Power sectors.  Mr. Kiley holds a B.S. with Honors in Geology from Washington & Lee University, a M.S. in Geology from the University of Montana, a Juris Doctorate from Indiana University School of Law, and a M.B.A. from the Kelley School of Business at Indiana University. Mr. Kiley has been admitted to the New York State Bar.

 (a) (2) (i-iii)                      Other accounts managed.  The following summarizes information regarding each of the other accounts managed by the Portfolio Manager as of November 30, 2013:

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

James J. Cunnane, Jr.	Registered Investment Companies:	3	$1,678 mil	0	$0
	Other Pooled Investment Vehicles:	4	$32 mil	1	$19 mil
	Other Accounts:	519	$1,442 mil	0	$0 mil

Quinn T. Kiley	Registered Investment Companies:	3	$1,678 mil	0	$0
	Other Pooled Investment Vehicles:	4	$32 mil	1	$19 mil
	Other Accounts:	519	$1,442 mil	0	$0

(a) (2) (iv)                      Conflicts of Interest.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. ARI seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager’s focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the registrant.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the MLP Team and the registrant have adopted procedures for allocating portfolio transactions across multiple accounts.  With respect to securities transactions for the funds, the MLP Team determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other funds for which the MLP Team acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the MLP Team may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the registrant or other account(s) involved.

The MLP Team and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

 (a) (3) Compensation Structure. The primary portfolio manager’s compensation consists of the following elements:

•	Base Salary. The primary portfolio managers are paid a base salary which is set at a level determined to be appropriate based upon the portfolio managers’ experience and responsibilities.

•
Annual Bonus. The portfolio managers’ annual bonuses are determined by the CEO of ARI pursuant to a specific company formula. The bonuses are not based on the performance of the registrant or other managed accounts.  The monies paid are directly derived from a “pool” created from the MLP Team’s earnings.  The bonus is payable in a combination of cash and restricted Piper Jaffray Companies stock.

•	The portfolio managers also participate in benefit plans and programs generally available to all employees.

(a) (4)                      Securities ownership.    The following table discloses the dollar range of equity securities of the registrant beneficially owned by the  Portfolio Managers as of November 30, 2013:

Name of Portfolio Manager	Dollar Range of Equity Securities in Registrant
James J. Cunnane, Jr.	$100,001-$500,000
Quinn T. Kiley	$50,001-$100,000

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3)	Not applicable.
(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)	Advisory Research Inc. Proxy Voting Policy for the MLP & Energy Infrastructure Strategy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fiduciary/Claymore MLP Opportunity Fund

By:               /s/  Donald C. Cacciapaglia

Name:          Donald C. Cacciapaglia

Title:            Chief Executive Officer

Date:            February 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:               /s/  Donald C. Cacciapaglia

Name:          Donald C. Cacciapaglia

Title:            Chief Executive Officer

Date:            February 5, 2014

By:               /s/ John L. Sullivan

Name:          John L. Sullivan

Title:            Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:            February 5, 2014